UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)     JANUARY 24, 1997

                             THE BARBERS HAIRSTYLING
                              FOR MEN & WOMEN, INC.
             (Exact name of registrant as specified in its charter)

                 (State or other jurisdiction of incorporation)

               0-24466                              41-0945858
       (Commission File Number)          (IRS Employer Identification Number)

300 INDUSTRIAL BOULEVARD N.E., MINNEAPOLIS, MINNESOTA           55413
(Address of principal executive office)                       (Zip Code)

Registrant's telephone number, including area code            (612) 331-8500

         The undersigned registrant amends the following items, financial statements, pro forma financial information and exhibits, if any, or other portions of its Form 8-K Report dated February 6, 1997, as set forth in the pages attached hereto:


ITEM 7. FINANCIAL REPORTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Financial statements of We Care Hair Development Inc. and We Care Realty Inc. required to be filed pursuant to Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information

                  Pro forma financial information for the Registrant required to be filed pursuant to Item 7 of Form 8-K.

         (c)      Exhibits:

                  23       Consent of Citron Cooperman & Company, LLP


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                        THE BARBERS HAIRSTYLING FOR
                                        MEN & WOMEN, INC.


Dated: April 7, 1997                    By: /s/ J. Brent Hanson
                                        J. Brent Hanson
                                        Its Chief Financial Officer



                         WE CARE HAIR DEVELOPMENT, INC.

                              FINANCIAL STATEMENTS

                        DECEMBER 31, 1995, 1994 AND 1993


[LETTERHEAD]
[LOGO]

To the Board of Directors
We Care Hair Development, Inc.

                          INDEPENDENT AUDITOR'S REPORT

         We have audited the balance sheet of We Care Hair Development, Inc. as at December 31, 1995 and 1994 and the related statements of operations and retained earnings (deficit) and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of We Care Hair Development, Inc. as at December 31, 1995 and 1994 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.



                              /s/ Robbins, Greene, Horowitz, Lester & Co., LLP
                                  ROBBINS, GREENE, HOROWITZ, LESTER & CO., LLP

March 18, 1996
New York, New York


                         WE CARE HAIR DEVELOPMENT, INC.

                                  BALANCE SHEET

                               AS AT DECEMBER 31,


                                                                   1995       1994
                                                                 --------   --------
                                         ASSETS
CURRENT ASSETS
   Cash                                                          $208,316   $250,979
   Inventories                                                    128,186     76,731
   Accounts receivable - net                                       78,266     85,661
   Shareholders loans                                              60,000     60,000
   Prepaid expenses and other current assets                       75,056     71,697
                                                                 --------   --------
         Total Current Assets                                     549,824    545,068

PROPERTY AND EQUIPMENT - NET                                      185,768    201,728

INTANGIBLES, NET OF ACCUMULATED
  AMORTIZATION OF $116,667 AND $96,675, RESPECTIVELY               83,333    103,325
OTHER ASSETS                                                      162,985    100,280
                                                                 --------   --------
      TOTAL ASSETS                                               $981,910    950,401
                                                                 ========   ========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                         $225,112   $235,027
   Current portion of long-term debt                                7,742      7,184
                                                                 --------   --------
      Total Current Liabilities                                   232,854    242,211
                                                                 --------   --------
DEFERRED REVENUES                                                     583     11,250
                                                                 --------   --------
LONG-TERM DEBT                                                      2,027      9,769
                                                                 --------   --------
OTHER LIABILITIES                                                  58,663     44,745
                                                                 --------   --------
STOCKHOLDERS' EQUITY:
   Common stock, par value $.01, authorized 10,000 shares,
     issued and outstanding 4,000 shares                               40         40
   Paid-in capital                                                599,960    599,960
   Retained earnings                                               87,783     42,426
                                                                 --------   --------
      Total Stockholders' Equity                                  687,783    642,426
                                                                 --------   --------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $981,910    950,401
                                                                 ========   ========


See accompanying notes to the financial statements.



                         WE CARE HAIR DEVELOPMENT, INC.
            STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                        FOR THE YEARS ENDED DECEMBER 31,

                                       1995          1994            1993

REVENUES                           $3,596,756     $3,299,798    $ 2,454,808
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES            3,529,007      3,187,713      2,382,706
                                   ----------     ----------    -----------

OPERATING INCOME                       67,749        112,085         72,102

INTEREST EXPENSE                        1,452          2,528          1,772
                                   ----------     ----------    -----------

NET INCOME                             66,297        109,557         70,330

RETAINED EARNINGS (DEFICIT)
 - BEGINNING                           42,426        (67,131)      (137,461)

LESS: DISTRIBUTIONS
 TO SHAREHOLDERS                      (20,940)
                                   ----------     ----------    -----------
RETAINED EARNINGS (DEFICIT)
 - ENDING                          $   87,783     $   42,426    $   (67,131)
                                   ==========     ==========    ===========

See accompanying notes to the financial statements.



                         WE CARE HAIR DEVELOPMENT, INC.
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                        1995           1994           1993
OPERATING ACTIVITIES:
 Net income                           $66,297       $109,557        $70,330
  Adjustments to reconcile net
   income to net cash
   provided by operating
   activities:
   Provisions for
    doubtful accounts                  30,298         25,721         71,554
   Loss on sale of equipment                          53,312
   Depreciation and amortization       80,126         87,279         71,890
   Changes in assets and
    liabilities:
    Inventories                       (51,455)       (32,859)       (31,427)
    Receivables                       (22,903)       (59,973)       (16,895)
    Prepaid expenses and other
     current assets                    (3,359)       (44,568)       (12,143)
    Other assets                      (62,705)         6,452        (62,898)
   Accounts payable                   (10,725)       119,497         25,690
   Deferred revenues                  (10,667)       (20,147)         3,439
   Other liabilities                   13,918          5,590        (14,576)
                                     --------       --------       --------
     NET CASH PROVIDED
      BY OPERATING ACTIVITIES          28,825        249,861        104,964
                                     --------       --------       --------
INVESTING ACTIVITIES:
 Purchase of equipment                (43,364)       (95,531)        (8,369)
                                     --------       --------       --------
FINANCING ACTIVITIES:
 Payments of debt                      (7,184)       (11,356)       (13,854)
 Loans to shareholders                               (60,000)
 Distributions to shareholders        (20,940)
                                     --------       --------       --------
     NET CASH USED
      BY FINANCING ACTIVITIES         (28,124)       (71,356)       (13,854)
                                     --------       --------       --------

Net increase (decrease) in cash       (42,663)        82,974         82,741

Cash - beginning                      250,979        168,005         85,264
                                     --------       --------       --------

CASH - ENDING                        $208,316       $250,979       $168,005
                                     ========       ========       ========

Supplemental Cash Flow Information:
 Interest paid                       $  1,452       $  2,528       $  5,711

Non cash investing and financing
 activities:
 Other assets acquired through
  assumption of debt                                  22,000

See accompanying notes to the financial statements.



                         WE CARE HAIR DEVELOPMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1994 AND 1993

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

         Organization

         The Company was incorporated on March 22, 1990 for the purpose of franchising We Care Hair Salons.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

         Revenue Recognition

         The Company sells franchises with a 20 year term. The franchise fee is not refundable. Such revenue is referred and taken into income legally over a six month period from date of receipt. All other revenue is recognized as earned.

         Inventories

         Inventories are valued at the lower of cost (first-in, first-out) or market.

         Property and Equipment

         Property and equipment are stated at cost and are being depreciated using the straight-line basis over their estimated useful lives.

         Organization Costs

         Costs of incorporation and organization have been capitalized and are being amortized on a straight-line basis over sixty months.

         Intangibles

         Various trademarks and license agreements that were purchased from related parties for $200,000 at inception are being amortized on a straight-line basis over ten years.

         Income Taxes

         The Company has elected to be taxed as a Sub-Chapter S Corporation, whereby the taxable income or loss of the Company is recognized by the shareholders.

NOTE 2 - ACCOUNTS RECEIVABLE

         Consist of:
                                             1995            1994
                                             ----            ----
         Accounts receivable                $234,528        $127,117
         Allowance for
          doubtful accounts                  156,262          41,456
                                             -------          ------
                                            $ 78,266        $ 85,661
                                            ========        ========

NOTE 3 - PROPERTY AND EQUIPMENT

         Property and equipment at December 31, 1995 and 1994 consist of the following:

                                             1995           1994
                                             ----           ----
         Equipment and leaseholds        $284,896        $252,418
         Leasehold improvements           108,920         103,900
         Furniture and fixtures            12,357           6,491
                                         --------        --------
                                          406,173         362,809
         Less: accumulated
                depreciation              220,405         161,081
                                         --------        --------
                 TOTAL                   $185,768        $201,728
                                         ========        ========

NOTE 4 - OTHER ASSETS

         Other assets represent the book value of salons owned and operated by the Company. The Company intends to sell such salons.

NOTE 5 - LONG-TERM DEBT

         During 1994, the Company acquired a salon in exchange for the assumption of debt of $22,000. The installment notes at December 31, 1995 and 1994 related to the debt are payable in monthly installments of $684, including interest at 7.5%. The notes are secured by other assets with a net book value of $12,500 at December 31, 1995 and 1994.

NOTE 6 - RELATED PARTY TRANSACTIONS

         The other liabilities at December 31, 1995 and 1994 represent advances of $58,663 and $44,745, respectively, from other corporations owned by shareholders of the Company which are non-interest bearing and have no fixed maturities.

         Included in other current assets are amounts due from affiliated companies for expenses of the affiliates paid by the Company. As of December 31, 1995 and 1994, the amounts due from affiliates were $31,002 and $29,449, respectively.



                            WE CARE HAIR REALTY INC.
                              FINANCIAL STATEMENTS
                               DECEMBER 31, 1995



Citrin Cooperman & Company, LLP
-------------------------------------------------------------------------[LOGO]
including the practice of ROBBINS, GREENE, HOROWITZ, LESTER & Co., LLP CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
We Care Hair Realty Inc.

                          Independent Auditor's Report

We have audited the balance sheet of We Care Hair Realty Inc. as at December 31, 1995 and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of We Care Hair Realty Inc. as at December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 4 to the financial statements, the Company is a party to various store leases for which the operations have ceased. The Company has made provision for settlement on these leases, however, the ultimate settlement cannot be determined at this time. Accordingly, no provision for any additional liability that may result from settlement of these leases has been made to the accompanying financial statements.


                                    /S/ Citrin Cooperman & Company, LLP
                                        -------------------------------
                                        CERTIFIED PUBLIC ACCOUNTANTS
March 13, 1997
New York, New York


   529 FIFTH AVENUE, NEW YORK, NY 10017 * (212) 697-1000 * FAX (212) 697-1004
                          e-mail: citrin@infohouse.com



                            WE CARE HAIR REALTY INC.
                                  BALANCE SHEET
                             AS AT DECEMBER 31, 1995

                                     ASSETS

Current Assets:
        Cash                                               $     800
        Accounts receivable                                    3,386
        Due from affiliated company                           45,670
                                                           ---------
                Total Assets                               $  49,856
                                                           =========


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities:
        Accounts payable                                   $   1,593
        Deposits payable                                      47,670
        Accrued settlements                                  395,909
                                                           ---------
                Total current liabilities                    445,172
                                                           ---------
Stockholders' Equity (Deficiency):
        Capital stock - $.01 par value,
          10,000 shares authorized, 4,000
          shares issued and outstanding                           40
        Additional paid-in-capital                               360
        Accumulated deficit                                 (395,716)
                                                           ---------
                Total stockholders' equity (deficiency)     (395,316)
                                                           ---------
                Total Liabilities and Stockholders'
                  Equity (Deficiency)                      $  49,856
                                                           =========

See accompanying notes to financial statements.



                            WE CARE HAIR REALTY INC.
                STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Operating expenses:

  Settlement expense                                       $ 194,567
  Miscellaneous expense                                          598
                                                           ---------
        Total operating expenses                             195,165
                                                           ---------
Net loss                                                    (195,165)
Accumulated Deficit - Beginning                             (200,551)
                                                           ---------
Accumulated Deficit - Ending                               $(395,716)
                                                           =========

See accompanying notes to financial statements.



                            WE CARE HAIR REALTY INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Operating Activities:

        Net loss                                  $(195,165)
        Adjustment to reconcile net loss to net
        cash used by operating activities:
        Changes in Assets and Liabilities:
        Accounts payable                              1,593
        Accounts receivable                           1,327
        Due from affiliated company                 (22,622)
        Deposits payable                             11,606
        Accrued settlements                         197,660
                                                  ---------

Net cash used by operating activities                (5,601)
Cash - Beginning                                      6,401
                                                  ---------
Cash - Ending                                     $     800
                                                  =========

Supplemental Cash Flow Information:

  State taxes paid                                $     250

See accompanying notes to financial statements.


                            WE CARE HAIR REALTY INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

We Care Hair Realty Inc. (the "Company") leases space from various landlords and sublets the space to "We Care Hair" franchisees. All expenses of the leased space are passed through to the franchisees.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Effective March 22, 1990, the election to tax the income of the Company directly to the stockholders pursuant to Section 1371 (Subchapter S) of the Internal Revenue Code was made. The Company maintains its financial records and prepares financial statements on the accrual basis of accounting. However, for income tax purposes, they report on the cash basis.

NOTE 2 - RELATED PARTY TRANSACTION

The Company conducts business with a company owned by the shareholders. The affiliate advances funds to the Company to secure speculative leases and has funded various settlement expenses incurred with regard to closed franchises. At December 31, 1995, the Company was owed $45,670 by the affiliate.

NOTE 3 - SETTLEMENT EXPENSE

During the year ended December 31, 1995, the Company provided for $194,567 in expense for settlements paid subsequent to December 31, 1995 and estimated settlements to be paid on lease obligations on stores which closed during 1995 or prior.

NOTE 4 - CONTINGENT LIABILITY

The Company is contingently liable under leases it has entered into and sublet to others. When a sublet operation closes, the Company frequently is required to make settlements with the landlord for unpaid lease obligations. The Company has leases with approximately 150 stores that extend generally for five years. Minimum rentals under such leases aggregate approximately $4,658,000. The potential liability for settlement on lease obligations for stores that close subsequent to December 31, 1995 cannot be estimated and, accordingly, no provision for any liability that may result from settlement of these leases has been made to the accompanying financial statements.

NOTE 5 - SUBSEQUENT EVENT

Subsequent to December 31, 1995, the shareholders of the Company sold their shares to another party.



              The Barbers, Hairstyling for Men & Women, Inc.
          Pro Forma Condensed Consolidated Financial Statements
                             (Unaudited)

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by The Barbers, Hairstyling for Men & Women, Inc. ("The Barbers") of the We Care Hair franchise contract rights from We Care Hair Development, Inc. ("WCHD") and the common stock of We Care Hair Realty, Inc. ("WCHR") using the purchase method of accounting. These pro forma statements are based on estimates and assumptions set forth below and in the notes to such statements, which include pro forma adjustments. The pro forma financial statements are based upon the historical financial statements of The Barbers, adjusted to give effect to the acquisition of the We Care Hair business which was consummated January 24, 1997. The purchase price of the We Care Hair franchise contract rights was $2,000,000 plus 40% of future royalty revenue from approximately 90 of the 140 salon contracts acquired This additional amount is payable based on royalties collected over the next six years.

The pro forma condensed consolidated statements of income for the year ended September 26, 1996, give effect to the acquisition as if it had occurred at the beginning of fiscal 1996. Such statements are based on historical statements of franchise revenues and franchise operating expenses of WCHD and WCHR for the fiscal year ended December 31, 1995. WCHD and WCHR unaudited results for the twelve month period ended September 30, 1996 have been used to conform with The Barbers' fiscal year. The actual operating results of this acquisition are accounted for by The Barbers through a new subsidiary, WCH, Inc., and are included in The Barbers' financial statements from the date of acquisition, January 24, 1997.

The pro forma condensed consolidated balance sheet at September 26, 1996 combines the respective balance sheets of The Barbers at September 26, 1996 with the balance sheet of WCHD and WCHR at September 30, 1996. The Barbers did not acquire any of the general assets of WCHD except for the franchise contract rights, therefore the balance sheet of WCHD is eliminated in the pro forma adjustments to the balance sheet.

The pro forma adjustments are based upon estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from pro forma adjustments presented herein. The unaudited pro forma consolidated financial information does not profess to represent The Barbers' results of operations had the above transaction, in fact, occurred on these dates, or to project The Barbers' combined results of operations for any date or period. The pro forma consolidated financial information should be read in conjunction with The Barbers' annual report and form 10-K as well as the WCHD and WCHR historical financial statements and notes thereto.


                 The Barbers, Hairstyling for Men & Women, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 26, 1996
                                   (Unaudited)

                                                                             September 26, 1996
                                             --------------------------------------------------------------------------------------

                                             The Barbers     WCHD        WCRI               Pro Forma Adjustments       Consolidated
                                             -----------   --------    --------    ----------------------------------   ------------
Assets
  Cash and cash equivalents                  $1,317,448    $ 41,046    $ (1,350)   $   (41,046) (b)   $  500,000  (c)    $ 1,815,998
                                                                                                            (100) (g)
  Trade receivables, net of
     allowance for doubtful accounts          2,163,968     317,751      16,800       (317,751) (b)       (5,569) (e)      2,175,199
  Notes receivable                              235,206                                                                      235,206
  Inventories held for resale                 1,199,939                                                                    1,199,939
  Prepaid expenses                               74,372     122,840                   (122,840) (b)                           74,372
  Deferred income taxes                         287,000                                                                      287,000
                                             ----------    ---------   --------    -----------        ----------         -----------
    Total current assets                      5,277,933     481,637      15,450       (481,637)          494,331           5,787,714
Notes receivable, net of current portion
     and allowance for doubtful accounts        733,924     125,184                   (125,184) (b)                          733,924
Net equipment and leasehold improvements        954,640     276,237                   (276,237) (b)                          954,640
Investment in franchise contracts               733,419                                                2,000,000  (c)      2,733,419
Deferred income taxes                           338,000                                                                      338,000
Other assets                                    210,287      74,735                    (74,735) (b)        2,806  (g)        238,093
                                                                                                          25,000  (d)
                                             ----------    ---------   --------    -----------        ----------         -----------

Total assets                                  8,248,203     957,793      15,450       (957,793)        2,522,137          10,785,790
                                             ==========    ========    ========    ===========        ==========         ===========
Liabilities
  Current maturities of long term debt
     and capital lease obligations               86,675                                                                       86,675
  Accounts payable                              481,897     198,593                   (198,593) (b)                          481,897
  Deferred franchise fees                       113,750                                                                      113,750
  Committed advertising                         521,208                                                                      521,208
  Accrued compensation and payroll taxes        741,704                                                                      741,704
  Other accrued expenses                        287,011       3,767     414,065         (3,767) (b)       (5,569) (e)        324,598
                                                                                                        (395,909) (f)
                                                                                                          25,000  (d)
  Income taxes payable                           82,943                                                                       82,943
                                             ----------    ---------   --------    -----------        ----------         -----------
    Total current liabilities                 2,315,188     202,360     414,065       (202,360)         (376,478)          2,352,775
Long term debt and capital lease obligations     56,250      56,750                    (56,750) (b)    2,500,000  (c)      2,556,250
Deferred franchise fees                         226,000                                                                      226,000
Deferred compensation                           204,278                                                                      204,278

Shareholders' equity
  Common stock                                  256,827          40         400            (40) (b)         (400) (g)        256,827
  Additional paid in capital                    375,733     599,960                   (599,960) (b)                          375,733
  Retained earnings                           4,813,927      98,683    (399,015)       (98,683) (b)      395,909  (f)      4,813,927
                                                                                                           3,106  (g)
                                             ----------    ---------   --------    -----------        ----------         -----------
    Total shareholders' equity                5,446,487     698,683    (398,615)      (698,683)          398,615           5,446,487
                                             ----------    ---------   --------    -----------        ----------         -----------
Total liabilities & shareholders' equity     $8,248,203    $957,793    $ 15,450    $  (957,793)       $2,522,137         $10,785,790
                                             ==========    ========    ========    ===========        ==========         ===========

The accompanying notes are an integral part of the unaudited pro forma condensed combined balance sheet.




               The Barbers, Hairstyling for Men & Women, Inc.
            Pro Forma Condensed Consolidated Statement of Income
                   For the Year Ended September 26, 1996
                              (Unaudited)

                                                                                                  Pro Forma
                                                    The Barbers        WCHD          WCRI        Adjustments        Consolidated
                                                    -----------    -----------    ----------     ------------       ------------
Revenues                                            $18,565,751    $ 3,385,030    $        -     $ (1,614,725)(h)   $20,336,056
Costs and expenses:
  Franchise operations                                2,725,188      1,506,585       195,165         (195,165)(i)     4,231,773
  Company-owned salons                                3,124,741      1,749,360             -       (1,749,360)(h)     3,124,741
  Distribution and general administration            11,043,282              -             -          135,000 (j)    11,178,282
                                                    -----------    -----------    ----------     ------------       -----------
Operating income                                      1,672,540        129,085      (195,165)         194,800         1,801,260
Other income (expense)                                  149,814              -             -         (225,000)(k)       (75,186)
                                                    -----------    -----------    ----------     ------------       -----------
Income (loss) before income taxes                     1,822,354        129,085      (195,165)         (30,200)        1,726,074
Income taxes                                            765,000              -             -          (78,000)(l)       687,000
                                                    -----------    -----------    ----------     ------------       -----------
Net income (loss)                                   $ 1,057,354    $   129,085    $ (195,165)    $     47,800       $ 1,039,074
                                                    -----------    -----------    ----------     ------------       -----------

Earnings per share                                  $      0.39                                                     $      0.38
                                                    -----------                                                     -----------

Weighted average shares outstanding                   2,742,134                                                       2,742,134
                                                    -----------                                                     -----------




              The Barbers, Hairstyling for Men & Women, Inc.
        Notes to Pro Forma Condensed Consolidated Financial Statements
                   For the year ended September 26, 1996
                              (Unaudited)

Pro Forma Adjustments

(a) The combined financial statements for We Care Hair Development, Inc. ("WCHD") and We Care Hair Realty, Inc. ("WCHR") represent only the net assets acquired and the revenues and direct operating expenses of the business acquired and are not intended to be a complete representation of the We Care Hair division's financial position and results of operations.

(b)      Elimination of the assets of WCHD which were not acquired.

(c) The Barbers purchased the rights to We Care Hair franchise contracts from WCHD and financed the purchase with a bank loan. The balance of the bank loan was for anticipated increases in accounts receivable and inventories necessary to support the acquired business.

(d) Estimated legal and administrative costs associated with the acquisition.

(e)      Elimination of amounts due to and due from the seller.

(f) Elimination of liabilities to reflect the sellers indemnification of lease settlement liabilities incurred prior to the acquisition closing date.

(g) Purchase of the common stock of WCHR, elimination of subsidiary's equity accounts and establishment of goodwill upon consolidation.

(h) Elimination of the operating results of Company-owned salons which were not acquired.

(i) Elimination of lease settlement expenses which are indemnified by the seller.

(j) Amortization of investment in franchise contracts assuming a 15 year life.

(k)      Interest expense on long term debt used to finance the acquisition

(l)      Income tax impact of the business combination.